UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2017

TERRITORIAL BANCORP INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-34403	26-4674701
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

1132 Bishop Street, Suite 2200, Honolulu, Hawaii	96813
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (808) 946-1400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 25, 2017, the stockholders of Territorial Bancorp Inc. (the “Company”) approved an amendment to the Territorial Bancorp Inc. 2010 Equity Incentive Plan (the “Equity Plan”), and the re-approval of the material terms of the performance goals under the Territorial Bancorp Inc. Annual Incentive Plan (the “Incentive Plan”).  A description of the material terms of these items is contained in the Company’s definitive proxy statement for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 24, 2017. A copy of the amended Equity Plan and Incentive Plan are being filed as Exhibits 10.1 and 10.2 to this Current Report, respectively.

Item 5.07              Submission of Matters to a Vote of Securities Holders

The Company’s Annual Meeting of Stockholders was held on May 25, 2017.  The matters considered and voted on by the Company’s stockholders at the Annual Meeting were as follows:

Proposal 1:  The election of two directors each to serve for a three-year term.

Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes

Howard Y. Ikeda	6,838,081	398,143	1,573,887
David S. Murakami	7,106,865	129,359	1,573,887

Proposal 2:  The ratification of appointment of Moss Adams LLP as the Company’s Independent Registered Public Accounting Firm for the year ending December 31, 2017.

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes

8,577,282	69,775	163,054	0

Proposal 3:  The approval of an advisory (non-binding) resolution to approve the Company’s executive compensation as described in the proxy statement.

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes

6,714,324	306,865	215,035	1,573,887

Proposal 4:  Recommend the frequency of (non-binding) vote on executive compensation

1 Year	2 Years	3 Years	Abstentions

5,329,153	110,240	1,541,308	255,523

Proposal 5:  The approval of an amendment to and re-approval of the material terms of the performance goals under the Territorial Bancorp Inc. 2010 Equity Incentive Plan

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes

6,771,800	246,264	218,160	1,573,887

Proposal 6:  The re-approval of the material terms of the performance goals under the Territorial Bancorp Inc. Annual Incentive Plan

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes

6,828,314	222,361	185,549	1,573,887

Following consideration of the results of the stockholder recommendation on the frequency of votes on the Company’s executive compensation, on May 25, 2017, the Board of Directors of the Company adopted a resolution to hold an advisory stockholder vote on the Company’s executive compensation on an annual basis.

Item 8.01  Other Events

On May 25, 2017, the Company issued a press release announcing the results of the Annual Meeting.  A copy of the press release is filed as Exhibit 99 to this Current Report.

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Exhibit

10.1

Territorial Bancorp Inc. 2010 Equity Incentive Plan, as amended and restated (incorporated by reference to Appendix A to the proxy statement for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 24, 2017 (File No. 001-34403))

10.2

Territorial Bancorp Inc. Annual Incentive Plan, as amended (incorporated by reference to Appendix B to the proxy statement for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 24, 2017 (File No. 001-34403))

99	Press release dated May 25, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Territorial Bancorp Inc.

DATE: May 30, 2017	By:	/s/ Vernon Hirata
Vernon Hirata
Vice Chairman, Co-Chief Operating Officer and Secretary